UNITED STATES
SECURITIES AND EXCHANGE COMMISSION

Washington, DC 20549

FORM 8-K

Current Report Pursuant to Section 13 or 15(d)
Of the Securities Exchange Act of 1934

Date of Report (Date of earliest event reported): April 13, 2005

ANALYSTS INTERNATIONAL CORPORATION

(Exact Name of Registrant as Specified in its Charter)

Minnesota
(State or Other Jurisdiction of Incorporation)

0-4090	41-0905408
(Commission File Number)	(IRS Employer Identification No.)

3601 West 76th Street,
Minneapolis, Minnesota 55435-3000

(Address of Principal Executive Offices) (Zip Code)

(952) 835-5900

(Registrant’s Telephone Number, Including Area Code)

Not Applicable

(Former Name or Former Address, if Changed Since Last Report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☒                                    Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐                                    Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐                                    Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐                                    Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Item 7.01                                             Regulation FD Disclosure.

On April 12, 2005, Analysts International Corporation, a Minnesota corporation (“Analysts International”) and Computer Horizons Corp., a New York corporation (“Computer Horizons”) and its wholly-owned subsidiary JV Merger Corp., (the “Sub”), entered into an Agreement and Plan of Merger (the “Merger Agreement”).  The merger was announced on April 13, 2005 and a description of the merger was included in a Form 8-K filed with the Securities and Exchange Commission on April 13, 2005.

A joint conference call discussing the proposed transaction was held at 10:00 a.m. EST, on Wednesday, April 13, 2005, as described in the press release.  A replay of the conference call is available on the analysts International website www.analysts.com.  A complete transcript of the conference call is attached as Exhibit 99.1 and incorporated herein by reference.

Analysts International also held conference calls with certain of its employees.  A complete transcript of the conference call is attached hereto as Exhibits 99.2 and is incorporated herein by reference.

Forward Looking Statements

This Report contains forward-looking statements within the meaning of the safe harbor provisions of the Private Securities Litigation Reform Act of 1995.  In some cases, forward-looking statements can be identified by words such as “believe,” “expect,” “anticipate,” “plan,” “potential,” “continue” or similar expressions.  Forward-looking statements also include the assumptions underlying or relating to any of the foregoing statements.  Such forward-looking statements are based upon current expectations and beliefs and are subject to a number of factors and uncertainties that could cause actual results to differ materially from those described in the forward-looking statements.  These statements are not guarantees of future performance, involve certain risks, uncertainties and assumptions that are difficult to predict, and are based upon assumptions as to future events that may not prove accurate.  Therefore, actual outcomes and results may differ materially from what is expressed herein.  For example, if either of the companies does not receive required shareholder or governmental approvals or fails to satisfy other conditions to closing, the transaction will not be consummated.  In any forward-looking statement in which Analysts International or Computer Horizons expresses an expectation or belief as to future results, such expectation or belief is expressed in good faith and believed to have a reasonable basis, but there can be no assurance that the statement or expectation or belief will result or be achieved or accomplished.  Analysts and Computer Horizons undertake no obligation (and expressly disclaim any such obligation) to update forward-looking statements made in this press release to reflect events or circumstances after the date of this transcript or to update reasons why actual results would differ from those anticipated in such forward-looking statements.

Additional Information and Where to Find It

Analysts International and Computer Horizons intend to file a joint proxy statement/prospectus in connection with the merger transaction with the Securities and Exchange Commission.  INVESTORS AND SECURITY HOLDERS ARE URGED TO READ THE JOINT PROXY STATEMENT/PROSPECTUS REGARDING THE PROPOSED MERGER WHEN IT

BECOMES AVAILABLE BECAUSE IT WILL CONTAIN IMPORTANT INFORMATION ABOUT THE TRANSACTION.  Investors and security holders may obtain a free copy of the joint proxy statement/prospectus (when it is available) and other documents filed by Analysts International and Computer Horizons with the Securities and Exchange Commission at the Securities and Exchange Commission’s web site at http://www.sec.gov.  Copies of the joint proxy statement/prospectus, once available, and other documents may also be obtained free of charge from the Analysts International and Computer Horizons investor relations departments at pquist@analysts.com and dreingold@computerhorizons.com, respectively.

Participants in the Solicitation

Analysts International and Computer Horizons, and their respective directors, officers and other employees may be deemed to be participants in the solicitation of proxies from the shareholders of Analysts International Corporation and Computer Horizons Corp. with respect to the transactions contemplated by the merger agreement.  Information regarding Analysts International’s officers and directors is included in Analysts International’s Proxy Statement for its 2004 Annual Meeting of Shareholders filed with the Securities and Exchange Commission on April 16, 2004.  Information regarding Computer Horizons’ officers and directors is included in Computer Horizons Corp.’s Proxy Statement for its 2005 Annual Meeting of Shareholders filed with the Securities and Exchange Commission on April 12, 2005.  These documents are available free of charge at the Securities and Exchange Commission’s web site at http://www.sec.gov and from the Analysts International and Computer Horizons investor relations departments at pquist@analysts.com and dreingold@computerhorizons.com, respectively.

Item 9.01                                             Financial Statements and Exhibits.

(a)                                  Financial statements:  None.

(b)                                 Pro forma financial information:  None.

(c)                                  Exhibits:

99.1	Complete transcript of joint conference call of Analysts International Corporation and Computer Horizons Corp. held at 10:00 a.m. EST on April 13, 2005.

99.2	Complete Transcript of conference call of Analysts International Corporation to all Analysts employees held on April 13, 2005.

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

Dated: April 14, 2005

ANALYSTS INTERNATIONAL CORPORATION

By	/s/ Colleen M. Davenport
Colleen M. Davenport, Secretary and General Counsel

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C.  20549

ANALYSTS INTERNATIONAL CORPORATION

EXHIBIT INDEX TO FORM 8-K

Date of Report:	Commission File No.:
April 14, 2005	0-4090

EXHIBIT NO.	ITEM

99.1	Complete Transcript of joint conference call of Analysts International Corporation and Computer Horizons Corp. held at 10:00 a.m. EST on April 13, 2005.

99.2	Complete Transcript of conference call of Analysts International Corporation to all Analysts employees held on April 13, 2005.